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International Rectifier Corporation
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The following is a press release issued by International Rectifier Corporation on October 10, 2008.

International Rectifier Files Annual Meeting Presentation Materials

IRF Shareholders Urged to Support Company’s Independent Nominees

EL SEGUNDO, Calif. – October 10, 2008 – International Rectifier Corporation (NYSE:IRF) has filed with the Securities and Exchange Commission a presentation by Chief Executive Officer Oleg Khaykin to be given at the annual meeting of shareholders held today.

The presentation can be accessed through the IRF investor relations web site at http://investor.irf.com.

The Company also issued the following summary of important points for shareholders to consider in advance of the final vote:

IRF strategic plan is already working:

•      The IRF Board believes that the strategic roadmap to be implemented by the management team will deliver greater value to the IRF shareholders than Vishay’s inadequate offer.

•      The management team has already made significant progress in executing the strategic roadmap, including an aggressive program of channel inventory rationalization and approximately $30 million of annualized cost of goods sold improvements.

•      IRF has reaffirmed its first quarter of fiscal year 2009 revenue guidance at the high end of the 7% to 9% sequential growth range.

Vishay does not offer a “no risk” alternative:

•      Vishay’s “offer” is inadequate and highly conditional.

•      Even now, Vishay has provided no evidence of financing for its $23 proposal, and obtaining it in the current credit environment would be extraordinary.

•      With the market close on October 9, the general market condition “out” in Vishay’s tender offer has now been triggered.  Even if it had financing, Vishay has by its own terms the unilateral right not to proceed with its offer. Vishay has not commented upon whether other conditions also provide Vishay this unilateral right.

•      There are real issues as to whether nominees hand-picked and compensated by Vishay (a business competitor and potential litigation opponent) can be relied upon to represent the interests of all IRF shareholders.

•      Support for the Vishay group would be an endorsement of a mediocre and untimely offer — which may never close — and could significantly undermine the Board’s negotiating leverage with Vishay or with any third party if the Board determined to sell the Company, and in any event, could be disruptive to IRF’s business in these very turbulent times.

The Board of Directors of International Rectifier urges shareholders to vote the WHITE proxy card in today’s election to ensure their best interests are represented on the IRF Board.

About International Rectifier

International Rectifier Corporation (NYSE:IRF) is a world leader in power management technology. IR’s analog, digital, and mixed signal ICs, and other advanced power management products, enable high performance computing and save energy in a wide variety of business and consumer applications.  Leading manufacturers of computers, energy efficient appliances, lighting, automobiles, satellites, aircraft, and defense systems rely on IR’s power management solutions to power their next generation products. For more information, go to www.irf.com.

Note: Certain statements made in this release, including statements regarding future financial and operating performance and conditions of International Rectifier Corporation (the “Company”), are “forward-looking” statements. These statements may be identified by the use of forward-looking terminology such as the words “expects,” “intends,” “believes,” “anticipates,” “may,” “should” and other terms with similar meaning indicating possible future events or actions or potential impact on the business or shareholders of the Company. Except for historical financial and business performance information, statements made in this release should be considered “forward-looking.” These forward-looking statements speak only as of the date of this release; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of the Company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control, including, without limitation, pending and future governmental inquiries and market demand. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this release. More information about certain risks and uncertainties is included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2008. This report and the Company’s previously filed documents are on file at the Securities and Exchange Commission and are readily obtainable at no charge at www.irf.com and www.sec.gov.

# # #

Company contact:

Investors

Portia Switzer

310.726.8254

Chris Toth

310.252.7731

or
Media:
Kekst & Co.

Tom Davies

212-521-4873

Roanne Kulakoff

212-521-4837

The following presentation to shareholders was prepared by International Rectifier Corporation.

Management Presentation Oleg Khaykin October 2008

2 Forward-Looking Statements Certain statements made in this presentation, including statements regarding future financial and operating performance and conditions of International Rectifier Corporation (the “Company”), are “forward-looking” statements. These statements may be identified by the use of forward-looking terminology such as the words “expects,” “intends,” “believes,” “anticipates,” “may,” “should” and other terms with similar meaning indicating possible future events or actions or potential impact on the business or stockholders of the Company. Except for historical financial and business performance information, statements made in this presentation should be considered “forward-looking.” These forward-looking statements speak only as of the date of this presentation; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of our company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control, including, without limitation, pending and future governmental inquiries and market demand. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this presentation. More information about certain risks and uncertainties is included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2008. This report and the Company’s previously filed documents are on file at the SEC and are readily obtainable at no charge at www.irf.com and www.sec.gov.

3 International Rectifier – Leader in Power Management International Rectifier’s Strategic Roadmap Today’s Agenda

4 Six Decades of Leadership in Power Management Established in 1947 (NYSE: IRF) Industry leader and pioneer in power management technology Strong, established brand and customer loyalty Focused business model – analog, digital and mixed-signal ICs and discrete products enabling power management Over 500 patents Operations in 20+ countries Over 4,500 employees worldwide Our Mission: Powering Efficiency Across a Broad Range of Applications

5 Our Growth Framework Rich history: Six decades of technology leadership Continued commitment to lead industry innovation New, world class management team: Now in-place and executing on strategic plan Positioned in attractive segments: Aligned with fast growing segments Strong product portfolio: Breadth and depth product portfolio to address our customers’ needs Solid customer base: Blue-chip customer base supported by our global sales and distribution organization Significant value upside: Strategic plan poised to deliver significant growth and margin expansion 1 2 3 4 5 6 7

6 Six Decades of Technology Leadership 1947: Founded in Los Angeles 1959: Developed first siliconcontrolled rectifier 1962: Developed industry’s first epitaxial process 1979: Developed the HEXFET™ 1983: Developed one of the first intelligent power ICs 1983: First patents for power MOSFETs and IGBTs 1993: World’s first SmartFET 1996: World’s first four-mask MOSFET mfg process 2003: iMOTION platform for variable speed motor drivers 2008: Introduced industry leading GaN technology 1996: World’s first FETKY™ product 1999: World’s highest density and lowest RDS(on) MOSFETs 2000: FlipFET™ wafer-level packaging 2001: iPOWER building blocks for DC-DC 2002: DirectFET™ packaging technology breakthrough 1

7 Continued Commitment to Innovation – Pioneering GaN Technology 2 FOM TIME 1978 2003 2009 2012-15 Silicon BiPolar VFET HEXFET© TrenchFET Super Junction Next Gen Si GaN GaNpowIRT™ Silicon Maturation Enabling Rapid Commercialization of Switch Mode Power Supply Enabling higher levels of integration for dense and efficient power conversion

8 IGBTs 13.1% MosFETs 8.9% Voltage Reg / Ref 7.0% Intelligent Power Modules 13.0% CAGR 2007 – 2012 Continued Commitment to Innovation – Pioneering GaN Technology 2 GaN vs. Silicon in Motor Control GaN vs. Silicon in Computing Traditional Low Frequency solution occupies almost 3x more PCB area than 1 MHz solution 300 kHz 1 MHz Dense motor drives Reduced cooling 30 kW GaN Motor Drive 30KW Standard Motor Drive University of Arkansas Apple MacBook Air Teardown 300kHz 2-Pgase Height 4-5mm 1530 mm2  1 MHz 2-hase Height 3mm 540mm2

9 GaN technology presents an opportunity for significant market share shifts 2 2007 Silicon Power Switch Segment Source: IMS Research, data for 2007. Continued Commitment to Innovation – Pioneering GaN Technology 60% 10% 30% MOSFETs/Modules IGBTs/Modules Bipolar $9.2bn 13% 10% 10% 8% 8% 7% 6% 38% Infineon Fairchild IRF Mitsubishi Toshiba STMicro Vishay Others Total Segment - $9.2 Billion Segment Share

10 New Members of the Management Team Oleg Khaykin CEO Mike Barrow EVP, COO Ilan Daskal EVP, CFO Tim Bixler VP, General Counsel Tim Phillips VP, Enterprise Power Fred Farris VP, Sales & Marketing, A&D Dan Mis VP, Technology Integration Mike Briere Exec. Tech Consultant 3 Executive Title Experience

11 Positioned in Attractive Segments Source: IMS Research for discretes; voltage reg/ref, auto/industrial analog ASSPs and total semiconductors per SIA. IGBTs 13.5% MOSFETs 8.6% Voltage Reg / Ref 7.0% Intelligent Power Modules 12.7% Auto/Ind Analog ASSPs 8.8% CAGR 2007 – 2011 All of Our Segments Have Above-Industry Growth Total Semiconductors 6.1% 4 $19.1 $20.9 $22.3 $24.9 $27.1 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2007 2008E 2009E 2010E 2011E $ billions IGBTs MOSFETs Voltage Regulation ICs Intelligent Power Modules Auto/Ind Analog ASSPs

12 Market Segment and Channel Diversification FY 2008 by Segment1 FY 2008 by Customer Type 1. Excludes Transition Services/Foundry Power Management Devices 40% Energy-Saving Products 22% Aerospace & Defense 16% Enterprise Power 11% Power Stage 7% IP 3% OEM 50% Distribution 45% Contract Manufacturers 5% 4

13 Breadth and Depth of Product and Technology Portfolio Breadth and Depth of Technologies and Products ICs • AC-DC • DC-DC • Class D Audio • Current Sensing • Digital Control • Intelligent Power Switches • iPOWER Integrated ICs • Buck Converters • Power Monitoring • SupIRBuck • Motion Control Discretes • IGBTs • High Voltage • Low Voltage • Power MOSFETs • Trench HEXFETs • DirectFET • Discrete HEXFETs • Dual HEXFETs • FETky • Hybrid HEXFETs Range of Solutions Multi-Market Automotive Industrial Aerospace & Defense Datacom / Telecom Consumer 5 Discrete Devices ICs Power Management Architecture Sub-Systems

14 Example: Focusing on Efficiency in Automotive HVAC Fuel Pump Oil Pump Window Lift Power Seats Power Trunk Steering (MOSFETs) PTC-Heater (Intelligent Power Switches) Glow Plugs (Intelligent Power Switches) HEV Power Train (IGBTs and MOSFETs) Rear Wiper (Intelligent Power Switches) Class D High End Car HIFI HID Lighting (High Voltage ICs) Direct Fuel Injection (High Voltage IC) 5

15 Example: A&D Solutions Targeting Hi-Rel Applications 5

16 Blue-Chip Customer Base Power Management Devices Energy-Saving Products Aerospace & Defense Enterprise Power and PowerStage 6

17 International Rectifier – Leader in Power Management International Rectifier’s Strategic Roadmap Today’s Agenda

18 $894 $1,250 $984 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 FY2008A FY2011E IP TSA Target Business Model Our Growth Plan and Target Business Model Growth Plan 1. Excludes $60m in transition services revenue and $30m in IP revenue 3-Year CAGR 1 = 12% (7.7)% 20.0% 45.0% 32.8% (10)% 0% 10% 20% 30% 40% 50% FY2008A FY2011E Gross Margin (%) Operating Margin (%) ($MM) Revenue Revenue

19 Strategic Roadmap to Create Value t 12 mos. 24 mos. Phase I: Stabilization Set new course, objectives, expectations, and strategy Implement new organization Targeted cost reduction Focus on and accelerate near-term revenue opportunities Drive improvements in R&D productivity Phase II: Operational Optimization Organizational alignment around core manufacturing processes Institute continuous cost reduction and quality improvement processes within the organization Drive asset productivity improvement throughout WW Ops Consolidate and rationalize back-end subcontractors Phase III: Growth Acceleration Shift in market-product-customer strategy starting to pay dividends • New products, new customer design wins going into production Improved R&D and manufacturing productivity resulting in a more competitive product portfolio New technology and market initiatives starting to contribute • Automotive applications and new technology launches = Action Taken

20 Revenue Growth Drivers 1. Near term acceleration in discrete products revenue 2. Executing for success with the next generation of products • Alignment and focus on Tier 1 customers • Reclaim leadership in FET and IGBT technology and products • De-risk new product development and new product launch 3. Lower cost, higher quality manufacturing operations enabling broader market penetration • Share gain opportunities in discretes • Penetration of Tier 1 European and Japanese automotive OEMs 4. Ramping revenue from strategic market and technology initiatives • Automotive applications initiative (e.g., hybrid electric vehicles) • Adoption of GaN technology by mainstream applications

21 Growth Roadmap Core Revenue FY2008 $894mm TSA IP Net Existing Products Growth New Design Wins, Products, Process Technologies New Applications Revenue FY2011 $984mm $100mm $1.25bn $165mm $90mm

22 0 5 10 15 20 25 30 35 40 45 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Capacity 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 R&D Productivity IGBTs/Qtr FETs/Qtr IGBT Productivity (#NPI/Designer/Qtr) FET Productivity (# NPI/Designer/Qtr) $0 $20 $40 $60 $80 $100 $120 $140 $160 FY2009 FY2010 FY2011 Example: Near-Term Revenue Acceleration 30 New FETs and 12 New IGBTs per Quarter by End of FY2009 with Significant Increase in R&D Productivity Projected Revenue ($MM) FETs & IGBTs • 94 new FETs and 23 new IGBTs planned for FY2009 • Peak revenue for FY2009 product launches is expected in FY 2011 FETs IGBTs

23 Example: Strong Design Win Momentum in Enterprise Power XPhase + DF CPU1 Vcore XPhase + DF CPU2 Vcore XPhase + DF Memory1 power XPhase + DF Memory2 power • 50 IR devices (18 ICs, 32 FETs) • 4 rails powered CPU1 CPU2 IOH Current Footprint in the Server Market

Example: Strong Design Win Momentum in Enterprise Power

Projected Footprint in the Server Market


Power Monitor Memory1
SupIRBuck Memory1 termination
Power Monitor Memory1
XPhase + DF Memory1 power
Power Monitor CPU1
Power Monitor CPU1
XPhase + DF CPU1 Vtt
SupIRBuck CPU Bias
XPhase + DF CPU1 Vcore
CPU1
XPhase + DF CPU2 Vcore
CPU2
Power Monitor CPU2
XPhase + DF CPU2 Vtt
Power Monitor CPU2
Power Monitor Memory2
XPhase + DF Memory2 power
SupIRBuck
SupIRBuck
SupIRBuck
• 86 IR devices (45 ICs, 41 FETs)
• 18 rails powered
SupIRBuck x2 Riser Card
IOH
XPhase + DF Chipset Power
SupIRBuck Memory2 termination
SupIRBuck
SupIRBuck
Power Monitor Memory2
SupIRBuck

International Rectifier 24

25 Gross Margin Roadmap 33% 3% 5% 4% 45% Gross Margin Q4 FY2008 Elimination of TSA and Inventory Writedowns COGS Cost Reductions Utilization / Asset Productivity Gross Margin FY2011

26 We Have Been There Before Ongoing Revenues1 $970M Ongoing Gross Margin1 44.5% FY 2007 Ongoing Revenues1 $1,250M Ongoing Gross Margin1 ~45% FY 2011 1. Reflects revenues and gross margin from ongoing businesses and excludes PCS, Foundry/TSA, IP revenues/margin, and $45mm of inventory writedowns.

27 Operating Margin Roadmap (8)% 10% 12% 20% Operating Margin 4Q FY2008 Reduction in Investigation Related Charges Gross Margin Expansion Operating Leverage Operating Margin FY2011 6%

28 Opportunity for Tax Upside Source: Wall Street research, effective tax rates calculated as tax charge divided by pre-tax income Peer Group Tax Structure Comparison 37.2% 33.0% 32.0% 31.0% 30.8% 29.8% 25.0% 25.0% 23.0% 23.0% 15.0% 4.7% 3.9% 12.0% 15.0% MCRL MXIM IRF Near Term Goal NSM SUPX LLTC MSCC VSH ISIL IRF LT Goal FCS AMS ONNN AMKR

29 We Are Positioned to Outperform “Dark chapter” is now behind us •Restatement completed •Current in SEC filings and fully compliant with NYSE rules New strategy and organization in place New management team and leadership in place Showing early progress on strategic roadmap Significant value to be derived from Strategic Plan •Targeting 45% gross margin; 20% operating margin Market valuation does not yet reflect the value of our company •First opportunity to communicate our strategy and potential

Appendix 30

31 COGS Cost Reduction Roadmap Materials Cost Yield Operating Efficiencies Fab Footprint Consolidation COGS Cost Reductions OSAT Footprint Consolidation Product Mix Rationalization $30mm $10mm $3mm $6mm $8mm $3mm $60mm

32 Example: Product Mix Rationalization Drives Gross Margin Improvement 0% 20% 40% 60% 80% 100% 120% 0% 20% 40% 60% 80% 100% % of ICs % Volume 0% 20% 40% 60% 80% 100% 120% 0% 20% 40% 60% 80% 100% % of Discretes % Volume %ICs %Vol A: 3% 58% B: 9% 31% C: 76% 11% %Discretes %Vol A: 3% 64% B: 14% 29% C: 75% 7% ICs Discretes

33 Q1 FY09 Guidance Revenue Gross Margin 7% - 9% sequential growth from Q4 FY08 Modest increase from Q4 FY08 Q1 FY09 Guidance